        Fixed Overview Report: CSFB 2005-11 Grp 2

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )		Range
Total Number of Loans	540
Total Outstanding Balance	$82,584,255
Average Loan Balance	$152,934	$20,553	to	$688,362
Escrow Balance %	0.30%
WA Mortgage Rate	6.400%	5.875%	to	6.625%
WA Original Term (months)	359	240	to	360
WA Remaining Term (months)	356	234	to	360
WA Age (months)	3	0	to	8
WA LTV	71.11%	7.69%	to	90.00%
WA CLTV	68.86%	0.00%	to	100.00%
WA FICO	723	0	to	822
Balloon	0.00%
California North	4.27%
California South (ZIP : 90000 - 93600)	13.67%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	18.37%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	IO Loans
CA 17.94%	SFR 44.25%	FL/AL 34.51%	P 48.45%	I	90.50%	0 81.63%	0 77.65%
FL 11.71%	2-4F 28.98%	SS 8.96%	CO 40.16%	S	9.50%	36 14.29%	120 22.35%
AZ 7.88%	PUD 15.08%	NAV/NIV 28.65%	RT 11.39%			12 1.77%
NJ 7.58%	CO 11.04%	RE 6.22%				60 1.31%
NY 6.18%	TH 0.65%	NR 3.17%				24 0.61%
NV 5.59%		ND 10.99%				1 0.39%
MA 4.04%		LT 7.43%
VA 3.62%		ALT 0.06%
SC 3.14%
CO 2.42%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").  The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
All	82,584,254.66	540	100.00	152,933.80	5.88	6.63	6.40	6.12	356	3	723	71
orig_balance
0 =< ... < 100000.01	12,226,429.42	180	14.80	67,924.61	6.00	6.63	6.42	6.15	355	3	721	73
100000.01 =< ... < 200000.01	32,427,266.42	227	39.27	142,851.39	5.88	6.63	6.39	6.12	356	3	724	71
200000.01 =< ... < 300000.01	21,204,205.09	88	25.68	240,956.88	5.88	6.63	6.41	6.13	357	3	725	72
300000.01 =< ... < 400000.01	11,922,369.60	35	14.44	340,639.13	5.88	6.63	6.42	6.14	358	2	718	71
400000.01 =< ... < 500000.01	3,059,523.90	7	3.70	437,074.84	6.00	6.38	6.26	5.99	358	2	711	68
500000.01 =< ... < 600000.01	1,056,097.89	2	1.28	528,048.94	6.38	6.63	6.50	6.22	356	4	747	60
600000.01 =< ... < 700000.01	688,362.34	1	0.83	688,362.34	6.38	6.38	6.38	6.08	355	5	736	66
Sched_Balance
0 =< ... < 100000.01	12,226,429.42	180	14.80	67,924.61	6.00	6.63	6.42	6.15	355	3	721	73
100000.01 =< ... < 200000.01	32,427,266.42	227	39.27	142,851.39	5.88	6.63	6.39	6.12	356	3	724	71
200000.01 =< ... < 300000.01	21,204,205.09	88	25.68	240,956.88	5.88	6.63	6.41	6.13	357	3	725	72
300000.01 =< ... < 400000.01	11,922,369.60	35	14.44	340,639.13	5.88	6.63	6.42	6.14	358	2	718	71
400000.01 =< ... < 500000.01	3,059,523.90	7	3.70	437,074.84	6.00	6.38	6.26	5.99	358	2	711	68
500000.01 =< ... < 600000.01	1,056,097.89	2	1.28	528,048.94	6.38	6.63	6.50	6.22	356	4	747	60
600000.01 =< ... < 700000.01	688,362.34	1	0.83	688,362.34	6.38	6.38	6.38	6.08	355	5	736	66
state TOP 10
Other	24,689,300.86	229	29.90	107,813.54	5.88	6.63	6.38	6.11	356	3	723	75
CA	14,813,150.71	64	17.94	231,455.48	5.88	6.63	6.38	6.11	355	3	718	63
FL	9,674,618.69	64	11.71	151,165.92	6.00	6.63	6.45	6.17	357	3	720	72
AZ	6,508,825.96	43	7.88	151,368.05	6.00	6.63	6.40	6.13	357	3	730	75
NJ	6,263,461.07	33	7.58	189,801.85	6.00	6.63	6.47	6.18	358	2	710	73
NY	5,107,451.27	19	6.18	268,813.22	6.25	6.63	6.43	6.15	358	2	739	68
NV	4,617,076.69	22	5.59	209,867.12	6.25	6.63	6.36	6.09	358	2	732	68
MA	3,332,493.81	12	4.04	277,707.82	5.88	6.50	6.27	6.00	357	3	721	67
VA	2,990,392.88	20	3.62	149,519.64	6.00	6.63	6.41	6.13	357	3	709	72
SC	2,592,687.09	19	3.14	136,457.22	6.25	6.63	6.48	6.20	358	2	727	74
CO	1,994,795.63	15	2.42	132,986.38	6.25	6.63	6.43	6.16	357	3	745	78
Orig_LTV
0 =< ... < 50.01	8,043,053.90	56	9.74	143,625.96	6.00	6.63	6.35	6.08	357	3	730	41
50.01 =< ... < 60.01	7,750,259.37	47	9.38	164,899.14	5.88	6.63	6.39	6.11	353	3	716	56
60.01 =< ... < 70.01	16,144,943.46	84	19.55	192,201.71	5.88	6.63	6.36	6.09	357	3	710	67
70.01 =< ... < 80.01	45,621,964.51	297	55.24	153,609.31	5.88	6.63	6.41	6.14	357	3	725	79
80.01 =< ... < 90.01	5,024,033.42	56	6.08	89,714.88	6.00	6.63	6.48	6.22	356	4	738	89
Curr_Rate
5.75 =< ... < 6	1,629,789.67	9	1.97	181,087.74	5.88	6.00	5.91	5.66	355	5	702	73
6 =< ... < 6.25	5,115,580.85	35	6.19	146,159.45	6.00	6.13	6.04	5.79	356	4	731	69
6.25 =< ... < 6.5	38,490,824.23	246	46.61	156,466.77	6.25	6.49	6.31	6.05	356	3	724	69
6.5 =< ... < 6.75	37,348,059.91	250	45.22	149,392.24	6.50	6.63	6.56	6.27	357	3	721	74
Property_Type
2 Family	9,723,207.92	47	11.77	206,876.76	5.88	6.63	6.40	6.12	357	3	718	71
2-4 Family	6,300,676.08	39	7.63	161,555.80	6.25	6.63	6.37	6.11	356	4	732	70
3 Family	4,122,978.42	15	4.99	274,865.23	6.00	6.63	6.35	6.07	355	3	721	63

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").  The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total		Loan		Avg	Min	Max		Net	Cutoff	Cutoff
Sched Bal		Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
4 Family	3,787,569.17	14	4.59	270,540.66	6.25	6.63	6.50	6.21	358	2	725	61
Condo	2,656,627.25	18	3.22	147,590.40	6.00	6.50	6.34	6.08	354	4	730	78
Condo - Low Rise <5 floors	4,398,710.09	27	5.33	162,915.19	6.00	6.63	6.46	6.17	358	2	721	75
Condo - Mid Rise 5-8 floors	2,062,008.86	11	2.50	187,455.35	6.38	6.63	6.46	6.16	358	2	714	63
PUD	12,451,683.40	78	15.08	159,636.97	5.88	6.63	6.39	6.12	357	3	729	71
Single Family Detached	15,529,127.49	94	18.80	165,203.48	6.25	6.63	6.44	6.15	357	2	722	69
Single Family Residence	21,017,027.70	194	25.45	108,335.19	5.88	6.63	6.36	6.10	355	4	720	75
Townhouse	534,638.28	3	0.65	178,212.76	6.50	6.63	6.53	6.27	357	3	718	74
Purpose
Purchase	40,010,639.60	263	48.45	152,131.71	5.88	6.63	6.41	6.13	357	3	736	77
Refinance - Cashout	33,168,318.64	206	40.16	161,011.26	5.88	6.63	6.39	6.12	356	3	710	65
Refinance - Rate Term	9,405,296.42	71	11.39	132,468.96	5.88	6.63	6.39	6.11	354	3	710	67
Occupancy
Investment	74,734,721.00	499	90.50	149,768.98	5.88	6.63	6.39	6.12	356	3	723	71
Secondary	7,849,533.66	41	9.50	191,452.04	6.25	6.63	6.45	6.16	358	2	719	73
Orig_Term
240 =< ... < 252	323,177.15	3	0.39	107,725.72	6.25	6.63	6.32	6.05	237	3	692	61
300 =< ... < 312	162,879.12	2	0.20	81,439.56	6.25	6.63	6.31	6.06	298	2	685	58
336 =< ... < 348	234,176.21	1	0.28	234,176.21	6.38	6.38	6.38	6.13	333	3	792	72
348 =< ... < 360	144,201.93	1	0.17	144,201.93	6.63	6.63	6.63	6.38	343	5	705	80
360 =< ... < 372	81,719,820.25	533	98.95	153,320.49	5.88	6.63	6.40	6.12	357	3	723	71
Doc_Type
ALT	48,626.32	1	0.06	48,626.32	6.63	6.63	6.63	6.38	356	4	647	80
Full	28,499,220.07	238	34.51	119,744.62	5.88	6.63	6.41	6.15	355	4	731	75
Lite Doc	6,139,067.41	41	7.43	149,733.35	5.88	6.63	6.22	5.95	355	5	718	74
No Doc (NINA)	9,080,107.47	48	10.99	189,168.91	6.00	6.63	6.37	6.10	357	2	722	57
No Income Verification	23,663,692.02	130	28.65	182,028.40	6.25	6.63	6.45	6.16	358	2	718	73
No Ratio	2,614,153.92	13	3.17	201,088.76	6.00	6.63	6.39	6.11	358	2	709	68
Reduced (partial)	5,138,159.70	36	6.22	142,726.66	6.00	6.63	6.26	5.99	354	4	723	72
Stated / Stated	7,401,227.75	33	8.96	224,279.63	6.13	6.63	6.46	6.17	358	2	718	68
Fico
0 =< ... < 99	475,393.04	6	0.58	79,232.17	6.25	6.63	6.36	6.10	357	3		54
550 =< ... < 600	182,938.74	1	0.22	182,938.74	6.25	6.25	6.25	6.00	354	6	591	78
600 =< ... < 650	5,231,545.14	42	6.33	124,560.60	5.88	6.63	6.43	6.16	356	3	638	69
650 =< ... < 700	23,076,849.48	150	27.94	153,845.66	5.88	6.63	6.40	6.13	356	3	680	70
700 =< ... < 750	26,582,307.28	164	32.19	162,087.24	5.88	6.63	6.40	6.12	356	3	724	72
750 =< ... < 800	24,685,892.76	160	29.89	154,286.83	5.88	6.63	6.39	6.12	357	3	773	73
800 =< ... < 850	2,349,328.22	17	2.84	138,195.78	6.25	6.63	6.40	6.13	358	2	807	65
Prepay_Months
0	67,410,386.46	461	81.63	146,226.43	5.88	6.63	6.40	6.13	356	3	725	71
1	322,700.00	1	0.39	322,700.00	6.38	6.38	6.38	6.08	358	2	755	79
12	1,462,622.50	6	1.77	243,770.42	6.25	6.63	6.43	6.14	358	2	707	66
24	503,422.82	3	0.61	167,807.61	6.38	6.50	6.46	6.16	359	1	704	75
36	11,801,357.42	65	14.29	181,559.34	6.00	6.63	6.41	6.12	356	2	712	71
60	1,083,765.46	4	1.31	270,941.37	6.25	6.50	6.33	6.06	357	3	715	77

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").  The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total	Loan		Avg	Min	Max		Net	Cutoff	Cutoff
	Sched Bal	Count	PCT	Sched Bal	Coupon	Coupon	WAC	Rate	RTerm	Season	FICO	LTV
interest_only_period
0	64,127,831.62	453	77.65	141,562.54	5.88	6.63	6.40	6.12	356	3	721	70
120	18,456,423.04	87	22.35	212,142.79	6.00	6.63	6.42	6.13	358	2	728	74

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").  The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.